Exhibit 10.5

THIRD AMENDMENT TO GUARANTY AGREEMENT

THIRD AMENDMENT TO GUARANTY AGREEMENT, dated as of March 6, 2025 (this “Amendment”), between KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership (“Guarantor”) and MORGAN STANLEY BANK, N.A. (“Buyer”), as the assignee of all of the rights and obligations of MUFG BANK, LTD. under the Program Documents. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as amended by that certain (i) Omnibus Amendment and Reaffirmation Agreement, dated as of March 31, 2022, (ii) Second Omnibus Amendment and Reaffirmation Agreement, dated as of August 23, 2022, (iii) Third Omnibus Amendment and Reaffirmation Agreement, dated as of September 26, 2023, and (iv) Fourth Omnibus Amendment and Reaffirmation Agreement, dated as of May 22, 2024 and as modified by that certain Side Letter, dated as of May 22, 2024, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Guarantor is party to that certain Limited Guaranty in favor of Buyer, dated as of July 27, 2021 (as amended pursuant to that certain Third Omnibus Amendment and Reaffirmation Agreement, dated as of September 26, 2023, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of September 20, 2024, and as amended pursuant to this Amendment and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty”);

WHEREAS, Guarantor and Buyer wish to modify certain terms of the Guaranty; and

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.           Amendment to Guaranty.

(a)         The term “Alternate Covenant Period” as defined in Section 1 of the Guaranty is hereby amended and restated in its entirety as follows:

“Alternate Covenant Period” means the period from and after September 20, 2024 to and including the earlier of (i) June 30, 2026 and (ii) the day immediately preceding the date on which the Seller has delivered a Financial Covenant Election to Buyer.

2.        Conditions Precedent.  This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

(a)        Delivered Documents.  On the date hereof, Buyer shall have received this Amendment, executed and delivered by the duly authorized officers of Guarantor.

(b)        Fees and Expenses.  Seller has paid all fees and expenses to the extent due and payable by Seller to Buyer as of the date hereof pursuant to the terms of the Program Documents.

3.           Binding Effect; No Partnership; Counterparts.  The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by electronic transmission shall be effective as delivery of a manually executed original counterpart thereof.

4.        Further Agreements.  Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Administrative Agent and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

5.       Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY LAWS, RULES OR PROVISIONS OF THE STATE OF NEW YORK THAT WOULD CAUSE THE APPLICATION OF THE LAWS, RULES OR PROVISIONS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

6.           Headings, etc.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

7.          References to Program Documents.  All references to the Guaranty in any Program Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty as amended hereby, unless the context expressly requires otherwise.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GUARANTOR

KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership

By: KKR REAL ESTATE FINANCE TRUST INC., its general partner

By:	/s/ Patrick Mattson
	Name:	Patrick Mattson
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE NEXT PAGE]

Signature Page to Third Amendment to Guaranty Agreement

BUYER

MORGAN STANLEY BANK, N.A., as Buyer

By:	/s/ Evan Hershy
	Name:	Evan Hershy
	Title:	Authorized Signatory

Signature Page to Third Amendment to Guaranty Agreement